SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report: November 17, 2008
THE KUSHNER-LOCKE COMPANY
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-17295 (Commission File Number)	95-4079057 (IRS Employer Identification No.)

280 South Beverly Drive, Suite 205, Beverly Hills, California (Address of principal executive offices)	90212 (Zip Code)
Registrant’s telephone number, including area code: (310) 275-7505
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     As previously disclosed in its Current Report on Form 8-K filed on November 21, 2001, and the Registrant’s Form 12b-25 filed on January 2, 2002, The Kushner-Locke Company, a California corporation (the “Registrant”), and certain of its wholly-owned subsidiaries (collectively, the “Debtors”), filed on November 21, 2001, voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code. The Debtors’ Chapter 11 cases are currently pending before the United States Bankruptcy Court for the Central District of California, Los Angeles Division (the “Bankruptcy Court”) and are being jointly administered under Case No. LA-01-44828-SB.
     The Registrant’s unaudited monthly operating reports and monthly interim statements required by the Bankruptcy Court for June 2008 — September 2008 are provided in this Current Report on Form 8-K. The operating reports and interim statements have been duly filed by the Registrant with the Bankruptcy Court.
     THE OPERATING REPORTS AND THE INTERIM STATEMENTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION OR ADJUSTMENTS. THE OPERATING REPORTS AND INTERIM STATEMENTS MAY ALSO CONTAIN INFORMATION FOR PERIODS THAT ARE SHORTER OR OTHERWISE DIFFERENT FROM THOSE CONTAINED IN THE REGISTRANT’S REPORTS REQUIRED TO BE MADE PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
     THE REGISTRANT MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER AS TO ANY OF THE INFORMATION CONTAINED IN THE OPERATING REPORTS OR THE INTERIM STATEMENTS. FOR THESE REASONS, THE REGISTRANT CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE OPERATING REPORTS OR THE INTERIM STATEMENTS. THE OPERATING REPORTS AND INTERIM STATEMENTS ARE BEING PROVIDED SOLELY FOR INFORMATION PURPOSES; THEY WERE NOT PREPARED FOR THE PURPOSE OF PROVIDING THE BASIS FOR AN INVESTMENT DECISION RELATING TO THE SECURITIES OF THE REGISTRANT.

Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.
Exhibit 99.1. Monthly Interim Statement of The Kushner-Locke Company (the “Registrant”) for the calendar month from June 1, 2008 to June 30, 2008.

Exhibit 99.2. Monthly Operating Report of the Registrant for the calendar month from June 1, 2008 to June 30, 2008.

Exhibit 99.3. Monthly Interim Statement of the Registrant for the calendar month from July 1, 2008 to July 31, 2008.

Exhibit 99.4. Monthly Operating Report of the Registrant for the calendar month from July 1, 2008 to July 31, 2008.

Exhibit 99.5. Monthly Interim Statement of the Registrant for the calendar month from August 1, 2008 to August 31, 2008.

Exhibit 99.6. Monthly Operating Report of the Registrant for the calendar month from August 1, 2008 to August 31, 2008.

Exhibit 99.7. Monthly Interim Statement of the Registrant for the calendar month from September 1, 2008 to September 30, 2008.

Exhibit 99.8. Monthly Operating Report of the Registrant for the calendar month from September 1, 2008 to September 30, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2008	THE KUSHNER-LOCKE COMPANY
	By:	/S/ ALICE P. NEUHAUSER
Alice P. Neuhauser
Responsible Officer